UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01731

SOURCE CAPITAL, inc.

(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Maureen Quill 235 West Galena Street Milwaukee, Wisconsin 53212	Laurie Anne Dee Morgan, Lewis & Bockius LLP 600 Anton Boulevard, Suite 1800 Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

SOURCE CAPITAL, INC.

2023

SEMIANNUAL REPORT

for the six months ended June 30, 2023

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance Overview

Source Capital Inc.'s ("Source" or "Fund") net asset value (NAV) gained 4.74% in the second quarter and 12.53% for the trailing twelve months, which is favorable when compared to its two illustrative balanced indices shown below.

Performance Versus Indices1

	Q2 2023	Trailing 12-month
Source Capital (NAV)	4.74%	12.53%
Balanced Indices
60% MSCI ACWI/40% Bloomberg US Agg	3.36%	9.44%
60% S&P 500/40% Bloomberg US Agg	4.86%	11.24%
Equity Index
MSCI ACWI	6.18%	16.53%

The Fund's underlying exposure by asset class is captured in the following table:

Portfolio Exposure2

Q2 2023
Equity
Common Stocks*	44.1%
Common Stocks—SPACs	0.0%
Total Equity	44.1%
Credit
Public	26.8%
Private (Invested assets only)	18.8%
Total Credit	45.6%
Other	0.2%
Cash	10.1%
Total	100.0%

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

2  Source: FPA, as of June 30, 2023. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

*  Includes a 0.1% allocation to the Altaba closed-end fund.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Portfolio discussion

Equity

There wasn't a unifying theme that drove performance in the last year. In the previous twelve months, Source's top five equity performers contributed 4.32% to its return, while its bottom five detracted 1.24%.

The top equity contributors to and detractors from the Fund's trailing twelve-month returns are listed below.

Trailing Twelve-Month Contributors and Detractors as of June 30, 20233

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Holcim	1.42%	2.6%	Int'l Flavors and Fragrances	-0.44%	1.5%
Broadcom	0.95%	1.6%	EPIC Games	-0.36%	0.5%
Analog Devices	0.81%	2.4%	Charter Communications	-0.19%	0.7%
Meta Platforms	0.57%	0.7%	Open Text	-0.14%	0.2%
TE Connectivity	0.56%	2.1%	McDermott (multiple securities)	-0.12%	0.1%
	4.32%	9.4%		-1.24%	2.9%

Of the contributors and detractors listed, we haven't recently addressed Open Text and Broadcom. We have discussed most of the other positions in the last year, which you can find in our archived commentaries.

Open Text was a relatively short-lived holding in comparison to our typical time frame. We were attracted to this Canadian-based provider of enterprise software due to its stable revenue stream. More than 80% of Open Text's revenue was recurring, which helped deliver attractive mid-30s EBITDA margins. We considered the business to have a sticky customer base that included 97 of the 100 largest companies in the world. Purchased at a low double-digit multiple to after-tax free cash flow, we expected to own the company for years, with capital deployment going towards dividends, buybacks, and small bolt-on acquisitions, as it had in the past. Unfortunately, to our surprise, while we owned the stock, Open Text announced a relatively large acquisition in the form of UK-based Micro Focus. Familiar with the target, we were unenthused about both the asset and increased debt on the balance sheet from funding the purchase, so we chose to exit stage left rather than try to re-write our investment thesis.4

In contrast to our short-lived ownership of Open Text, Broadcom has been a holding for just short of five years. At the time of our original purchase, the company was primarily focused on driving organic growth in its existing semiconductor franchises and acquiring new ones when the opportunity presented itself. As potential acquisition candidates in the industry became scarce, management, led by highly regarded Hock Tan, pivoted to set their sights on the software industry, culminating in several acquisitions. Unlike Open Text, in this instance, after multiple discussions with senior management, we found ourselves comfortable with the company's new strategy after re-examining the investment implications. We are glad we did, as it would be an understatement to say that Broadcom has gone from strength to strength over the past five years, improving operating margins, aggressively repurchasing shares, and increasing the dividend, all the while continuing to execute its M&A strategy flawlessly.

"Risk on" in 2023 has replaced the fear that drove markets lower in 2022. How much of this rebound will ultimately be supported by corporate earnings has yet to be seen. While there is always something to fear, we prefer to focus on the future prospects of the businesses we own. Focusing on the destination makes the big potholes in the road feel more like small speed bumps and prevents us from executing panicked driving maneuvers.

Looking back at the past 18 months, there was certainly no shortage of opportunities to take down risk exposure as macro concerns, from interest rates to war, seemed to grow by the day. But as in prior market declines, we attempted to lean into the market and add to either new or existing names where our estimates of the risk/reward improved with each leg down. While we will never get it perfectly right, using the blended 60% MSCI ACWI / 40% Bloomberg US Agg as a proxy, in the downturn from January 5, 2022 through the market low of October 12, 2022, Source experienced a drop in value of 13.76%. While not ideal, this was more palatable than the blended index 21.62% decline in the same period. Including the decline, the Fund's recovery also puts us in the plus column (+0.63%), as compared to the blended index, which is still in the red (-8.33%).5

3  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

4  Source: www.investors.opentext.com/press-releases; OpenText to Acquire Micro Focus International plc; August 25, 2022.

5  Source: Morningstar. The recovery performance noted is cumulative for the period January 5, 2022 through June 30, 2023.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Looking forward, we do not offer a market forecast or make predictions about interest rates, the economy, or other significant macro issues because we don't know anyone who can do so consistently (ourselves included). We submit the following to show the futility of forecasting. In the last eighteen years, the consensus view only expected the market to increase, yet it declined 22% of the time. Further, the Wall Street consensus estimate of how the S&P 500 will perform (ex-dividends) in the next twelve months, from 2005 to 2022, usually missed the mark, often by quite a lot – 53.6% and 28.9% too high in 2008 and 2022; and 16.9% and 21.0% too low in 2013 and 2021. On average, the "experts" missed by 11.4%, quite a lot, particularly when compared to the S&P's 6.6% annualized return (before dividends) over the same period. We, therefore, direct our efforts from the bottom up rather than the top down.

S&P 500 Actual vs Wall Street Analysts' Forecasted Returns Ex-Dividends6

Fixed Income

Traditional

What we can see clearly, though, is that yields are still near decade-plus highs, as shown by the following charts which shows the BB component of the high-yield index, excluding energy, an index we believe is a better indicator of high-yield bond pricing because it excludes both "noise" related to the more volatile energy sector and changes in ratings composition in the overall high-yield index over time.

6  Source: Bloomberg; Chart shows actual S&P 500 price returns excluding dividends minus Wall Street analyst estimates. Chart period is 2005-2022.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

Bloomberg US Corporate High-Yield BB excluding Energy7

While the market vacillates about the direction of the economy, yields remain higher than they have been in over a decade. Having said that, the market for high yield rated debt is generally not as attractive, particularly since spreads have recently decreased. We continue to search for attractive opportunities, but we often find that potential absolute returns are insufficient compared to the potential for permanent impairment of capital. We also often find that the extra return over highly rated debt that lower rated debt offers is insufficient in comparison to the incremental risk of permanent impairment of capital borne by lower rated debt.

Private Credit

Source's allocation to private credit remains high. If all commitments were drawn today, that exposure would be 27.1%. The Fund's investments in private partnerships and individual loans have a targeted net yield of at least 8% which should benefit Source's distributable yield.

Corporate and Other Matters

Distribution and Yield

On May 8, 2023, the Fund's Board approved increasing the Fund's regular monthly distribution to the current rate of 20.83 cents per share through August 2023.8 This equates to an annualized 6.52% unlevered distribution rate based on the Fund's closing market price on June 30, 2023.

Share Buyback

The Fund repurchased 31,638 shares during the quarter, representing 0.38% of the outstanding shares, at an average price of $37.27 per share and at an average discount to NAV of 11.02%.9

7  Source: Bloomberg. As of June 30, 2023. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

8  For more information related to the Fund's distribution rate, please see the press release dated May 8, 2023 https://fpa.com/docs/default-source/funds/source-capital/literature/2023-05-08_source-capital-press-release---may-2023-clean.pdf?sfvrsn=583f9f9d_8. Dividends and other distributions are not guaranteed.

9  For more information related to the Fund's share repurchase program, please see the press release dated January 4, 2022 (https://fpa.com/docs/default-source/fpa-news-documents/2022-01-04_source-capital-jan-2022-final.pdf?sfvrsn=4a01909d_6).

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

Closing

Co-portfolio manager, Steven Romick reflected on his last thirty-eight years in a recent speech at the Morningstar Conference titled "Evolution of a Value Investor," available on our website, www.fpa.com. He also wrote a chapter introduction for the new 7th Edition of Graham & Dodd's Security Analysis.

Respectfully submitted,

Source Capital Portfolio Management Team

August 16, 2023

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting www.fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund's investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

SOURCE CAPITAL, INC.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Investing in Special Purpose Acquisition Companies ("SPACS") involves risks. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. SPACs are not required to provide the depth of disclosures or undergo the rigorous due diligence of a traditional initial public offering (IPO). Investors in SPACs may become exposed to speculative investments, foreign or domestic, in higher risk sectors/industries. SPAC investors generally pay certain fees and give the sponsor certain incentives (e.g., discounted ownership stakes) not found in traditional IPOs. Due to this, an investment in a SPAC may include potential conflicts and the potential for misalignment of incentives in the structure of the SPAC. For more information relating to the risks of investing in SPACs please refer to the Fund's offering documents or FPA's Form ADV Part 2A.

Distribution Rate

Distributions may include ordinary income, net capital gains and/or returns of capital. Generally, a return of capital would occur when the amount distributed by the Fund includes a portion of (or is comprised entirely of) your investment in the Fund in addition to (or rather than) your pro-rata portion of the Fund's net income or capital gains. The Fund's distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with "yield" or "income." A return of capital is not taxable; rather it reduces a shareholder's tax basis in his or her shares of the Fund. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a separate written Section 19 notice. Such notices are provided for informational purposes only, and should not be used for tax reporting purposes. Final tax characteristics of all Fund distributions will be provided on Form 1099-DIV, which is mailed after the close of the calendar year.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

SOURCE CAPITAL, INC.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across developed and emerging markets. Net Return indicates that this series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.

60% S&P 500 / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.

60% MSCI ACWI / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg Barclays US Aggregate Bond Index.

Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

Bloomberg US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg US High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Other Definitions

After-tax free cash flow or Cash flow after taxes (CFAT) is a measure of financial performance that shows a company's ability to generate cash flow through its operations. It is calculated by adding back non-cash charges such as amortization, depreciation, restructuring costs, and impairment to net income.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is an alternate measure of profitability to net income.

EBITDA margin is a measure of a company's operating profit as a percentage of its revenue.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Discount to Net Asset Value (NAV) is a pricing situation when an exchange-trade fund (ETF) or mutual fund's market trading price is lower than its daily net asset value (NAV).

High Yield (HY) bond is a high paying bond with a lower credit rating (S&P and Fitch, BB+ and lower; Moody's, Ba1 or lower) than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating (S&P and Fitch, BBB- and higher; Moody's Baa3 and higher) that indicates that a bond has a relatively low risk of default.

Inflation is the decline of purchasing power of a given currency over time. A quantitative estimate of the rate at which the decline in purchasing power occurs can be reflected in the increase of an average price level of a basket of selected goods and services in an economy over some period.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities, and is shown as a per share price.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Yield is the discount rate that links the bond's cash flows to its current dollar price.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

Yield to Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

SOURCE CAPITAL, INC.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241, or by contacting the Fund in writing.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2023
(Unaudited)

Common Stocks		44.0%
Semiconductor Devices	4.9%
Internet Media	4.0%
Industrial Distribution & Rental	3.8%
Cable & Satellite	3.2%
Cement & Aggregates	3.1%
Electrical Components	2.3%
Application Software	2.2%
P&C Insurance	2.1%
Insurance Brokers	1.7%
Diversified Banks	1.6%
Chemicals	1.5%
Banks	1.5%
Investment Companies	1.3%
Base Metals	1.3%
Beverages	1.1%
Food Services	1.1%
E-Commerce Discretionary	0.9%
Apparel, Footwear & Accessory Design	0.8%
Integrated Utilities	0.8%
Midstream — Oil & Gas	0.8%
Hotels, Restaurants & Leisure	0.7%
Railroad Rolling Stock	0.7%
Automotive Retailers	0.5%
Commercial & Residential Building Equipment & Systems	0.5%
Entertainment Content	0.3%
Industrials	0.3%
Energy	0.3%
Real Estate Owners & Developers	0.3%
Health Care Services	0.3%
Oil & Gas Services & Equipment	0.1%
Retailing	0.0%
Financials	0.0%
Special Purpose Acquisition Companies		0.0%
Limited Partnerships		12.6%
Preferred Stocks		0.1%
Closed End Fund		0.1%
Warrants		0.1%
Bonds & Debentures		33.0%
Asset-Backed Securities	14.1%
Corporate Bonds & Notes	9.6%
Corporate Bank Debt	6.2%
Convertible Bonds	2.8%
Commercial Mortgage-Backed Securities	0.3%
Short-term Investments		10.4%
Other Assets And Liabilities, Net		(0.3)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2023
(Unaudited)

COMMON STOCKS	Shares	Fair Value
SEMICONDUCTOR DEVICES — 4.9%
Analog Devices, Inc.	47,743	$9,300,814
Broadcom, Inc.	5,194	4,505,431
NXP Semiconductors NV (Netherlands)	16,423	3,361,460
		$17,167,705
INTERNET MEDIA — 4.0%
Alphabet, Inc. Class A(a)	33,745	$4,039,276
Alphabet, Inc. Class C(a)	24,872	3,008,766
Meta Platforms, Inc. Class A(a)	14,010	4,020,590
Naspers Ltd. N Shares (South Africa)	17,364	3,135,830
		$14,204,462
INDUSTRIAL DISTRIBUTION & RENTAL — 3.8%
Ferguson PLC (Britain)	21,507	$3,383,266
Howmet Aerospace, Inc.	52,710	2,612,308
LG Corp. (South Korea)	44,825	2,993,663
Safran SA (France)	28,560	4,470,885
		$13,460,122
CABLE & SATELLITE — 3.2%
Charter Communications, Inc. Class A(a)	5,983	$2,197,975
Comcast Corp. Class A	215,600	8,958,180
		$11,156,155
CEMENT & AGGREGATES — 3.1%
Heidelberg Materials AG (Germany)	22,256	$1,826,289
Holcim AG (Switzerland)(a)	135,721	9,128,433
		$10,954,722
ELECTRICAL COMPONENTS — 2.3%
TE Connectivity Ltd. (Switzerland)	57,280	$8,028,365
		$8,028,365
APPLICATION SOFTWARE — 2.2%
Activision Blizzard, Inc.(a)	28,324	$2,387,713
Entain PLC (Isle of Man)	48,095	776,945
Epic Games, Inc.(a)(b)(c)(d)	4,347	1,278,018
Nexon Co. Ltd. (Japan)	59,772	1,137,903
Nintendo Co. Ltd. (Japan)	48,093	2,180,425
		$7,761,004
P&C INSURANCE — 2.1%
American International Group, Inc.	129,280	$7,438,771
		$7,438,771
INSURANCE BROKERS — 1.7%
Aon PLC Class A (Britain)	17,019	$5,874,959
		$5,874,959
DIVERSIFIED BANKS — 1.6%
Citigroup, Inc.	108,650	$5,002,246
Gulfport Energy Corp.(a)	8,000	840,560
		$5,842,806

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
CHEMICALS — 1.5%
International Flavors & Fragrances, Inc.	67,193	$5,347,891
		$5,347,891
BANKS — 1.5%
Wells Fargo & Co.	120,510	$5,143,367
		$5,143,367
INVESTMENT COMPANIES — 1.3%
Groupe Bruxelles Lambert NV (Belgium)	60,010	$4,725,248
		$4,725,248
BASE METALS — 1.3%
Glencore PLC (Switzerland)	788,595	$4,451,735
		$4,451,735
BEVERAGES — 1.1%
Heineken Holding NV (Netherlands)	45,272	$3,934,775
		$3,934,775
FOOD SERVICES — 1.1%
JDE Peet's NV (Netherlands)	122,940	$3,656,988
Just Eat Takeaway.com NV (Netherlands)(a)(e)	14,680	224,840
		$3,881,828
E-COMMERCE DISCRETIONARY — 0.9%
Alibaba Group Holding Ltd. (China)(a)	28,187	$292,086
Amazon.com, Inc.(a)	19,889	2,592,730
Delivery Hero SE (Germany)(a)(e)	8,390	369,914
		$3,254,730
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.8%
Cie Financiere Richemont SA Class A (Switzerland)(a)	17,577	$2,978,104
		$2,978,104
INTEGRATED UTILITIES — 0.8%
FirstEnergy Corp.	68,180	$2,650,839
PG&E Corp.(a)	16,358	282,666
		$2,933,505
MIDSTREAM — OIL & GAS — 0.8%
Kinder Morgan, Inc.	160,090	$2,756,750
		$2,756,750
HOTELS, RESTAURANTS & LEISURE — 0.7%
Marriott International, Inc. Class A	13,706	$2,517,655
		$2,517,655
RAILROAD ROLLING STOCK — 0.7%
Westinghouse Air Brake Technologies Corp.	22,326	$2,448,492
		$2,448,492
AUTOMOTIVE RETAILERS — 0.5%
CarMax, Inc.(a)	23,348	$1,954,228
		$1,954,228

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.5%
Samsung C&T Corp. (South Korea)	21,370	$1,714,271
		$1,714,271
ENTERTAINMENT CONTENT — 0.3%
Netflix, Inc.(a)	2,595	$1,143,072
		$1,143,072
INDUSTRIALS — 0.3%
Uber Technologies, Inc.(a)	24,770	$1,069,321
		$1,069,321
ENERGY — 0.3%
PHI Group, Inc., Restricted(a)(b)(c)(d)	84,452	$1,013,424
		$1,013,424
REAL ESTATE OWNERS & DEVELOPERS — 0.3%
Swire Pacific Ltd. Class A (Hong Kong)	124,345	$952,899
		$952,899
HEALTH CARE SERVICES — 0.3%
ICON PLC (Ireland)(a)	3,606	$902,221
		$902,221
OIL & GAS SERVICES & EQUIPMENT — 0.1%
McDermott International Ltd.(a)	1,611,738	$290,113
		$290,113
RETAILING — 0.0%
Copper Earn Out Trust(a)(b)(c)(d)	2,141	$7,493
Copper Property CTL Pass Through Trust(b)	16,058	168,609
		$176,102
FINANCIALS — 0.0%
Pershing Square Tontine Holdings Ltd.(a)(c)(d)	14,610	$—
		$—
TOTAL COMMON STOCKS — 44.0% (Cost $113,825,350)		$155,478,802
SPECIAL PURPOSE ACQUISITION COMPANIES(a)
African Gold Acquisition Corp.	10,037	$100
Alpha Partners Technology Merger Corp.	3,087	32,012
Apollo Strategic Growth Capital II	3,156	387
Ares Acquisition Corp. A Shares	7,542	6,034
Atlantic Coastal Acquisition Corp.	31,363	709
Atlantic Coastal Acquisition Corp. II	11,954	181
BigBear.ai Holdings, Inc.	20,278	4,461
Biote Corp.	32	216
BurTech Acquisition Corp.	94,574	1,655
C5 Acquisition Corp.	9,146	452
Churchill Capital Corp. VII	9,384	1,314
DHC Acquisition Corp.	13,186	517
Digital Transformation Opportunities Corp.	1,374	177
Disruptive Acquisition Corp. I A Shares	26,146	2,092
ECARX Holdings, Inc. (Cayman Islands)	12,721	944
Flame Acquisition Corp.	39,217	12,251
Forest Road Acquisition Corp. II A Shares	18,940	2,841
Fusion Acquisition Corp. II A Shares	4,407	22

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (Continued)	Shares	Fair Value
Global Partner Acquisition Corp. II	4,908	$172
Golden Arrow Merger Corp.	26,146	915
GSR II Meteora Acquisition Corp.	34	10
Heliogen, Inc.	7,538	302
Landcadia Holdings IV, Inc.	23,622	3,874
MariaDB PLC (Ireland)	24,015	3,122
Metals Acquisition Corp. (Cayman Islands)	13,756	19,258
NioCorp Developments Ltd. (Canada)	16,476	11,161
Northern Star Investment Corp. III	6,999	84
Northern Star Investment Corp. IV	5,407	270
Plum Acquisition Corp. I	14,795	496
PowerUp Acquisition Corp. (Cayman Islands)	3,497	36,544
Prenetics Global Ltd. (Cayman Islands)	815	66
Ross Acquisition Corp. II	5,878	995
Slam Corp.	13,618	2,587
Stratim Cloud Acquisition Corp.	17,072	34
Swvl Holdings Corp.	2,126	35
TLG Acquisition One Corp. Class A	31,567	1,263
Twelve Seas Investment Co. II	25,079	1,455
Virgin Orbit Holdings, Inc.	7,210	29
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 0.0% (Cost $235,266)		$149,037
LIMITED PARTNERSHIPS
Blue Torch Credit Opportunities Fund II LP (Private Credit)(b)(c)(d)(j)(k)	55,000	$4,500,509
Clover Private Credit Opportunities LP (Private Credit)(b)(c)(d)(j)(k)	60,000	4,361,677
HIG WhiteHorse Direct Lending Fund 2020 LP (Private Credit)(b)(c)(d)(j)(k)	55,000	3,680,182
Metro Partners Fund V II LP (Private Credit)(b)(c)(d)(j)(k)	80,000	8,380,322
MSD Private Credit Opportunity Fund II LP (Private Credit)(b)(c)(d)(j)(k)	80,000	5,040,499
MSD Real Estate Credit Opportunities Fund (Private Credit)(b)(c)(d)(j)(k)	30,000	1,806,821
Nebari Natural Resources Credit Fund I LP (Private Credit)(b)(c)(d)(j)(k)	55,000	4,961,879
Piney Lake Opportunities Fund LP (Private Credit)(b)(c)(d)(j)(k)	30,000	3,162,120
Post Road Special Opportunity Fund II LP (Private Credit)(b)(c)(d)(j)(k)	18,000	1,670,228
Silverpeak Credit Opportunities LP (Private Credit)(b)(c)(d)(j)(k)	34,745	1,993,575
Silverpeak Special Situations (Private Credit)(b)(c)(d)(j)(k)	48,500	4,868,818
TOTAL LIMITED PARTNERSHIPS — 12.6% (Cost $40,452,826)		$44,426,630
PREFERRED STOCKS
ENGINEERING SERVICES — 0.1%
McDermott International, Inc.(b)(c)(d)	711	$243,902
		$243,902
ENERGY — 0.0%
Gulfport Energy Corp.(c)(d)	21	$12,810
		$12,810
TOTAL PREFERRED STOCKS — 0.1% (Cost $19,277)		$256,712
CLOSED END FUND — 0.1%
MEDICAL EQUIPMENT — 0.1%
Altegrity, Escrow(b)(c)(d) (Cost $0)	142,220	$331,373
		$331,373

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

WARRANTS	Shares or Principal Amount	Fair Value
ENERGY — 0.1%
Cie Financiere Richemont SA 11/22/2023 (Switzerland)(a)	69,686	$96,154
		$96,154
MIDSTREAM — OIL & GAS — 0.0%
Windstream Holdings, Inc., 9/21/2055(a)(b)(c)(d)	10,312	$92,808
		$92,808
TOTAL WARRANTS — 0.1% (Cost $316,230)		$188,962
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES
NON-AGENCY — 0.3%
BX Commercial Mortgage Trust 2021-VOLT F, 1M USD LIBOR + 2.400% — 7.593% 9/15/2036(e)(f)	$1,311,000	$1,222,567
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3% (Cost $1,310,645)		$1,222,567
ASSET-BACKED SECURITIES — 14.1%
COLLATERALIZED LOAN OBLIGATION — 7.6%
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730% — 13.980% 7/20/2033(e)(f)	$2,056,000	$1,905,038
ABPCI Direct Lending Fund CLO II LLC 2017-1A ER, 3M USD LIBOR + 7.600% — 12.850% 4/20/2032(e)(f)	2,942,000	2,651,430
Barings Middle Market CLO Ltd. 2021-IA D, 3M USD LIBOR + 8.650% — 13.900% 7/20/2033(e)(f)	1,040,000	958,754
BlackRock Maroon Bells CLO XI LLC 2022-1A E, 3M TSFR + 9.500% — 14.486% 10/15/2034(e)(f)	3,416,750	3,273,831
Fortress Credit Opportunities IX CLO Ltd. 2017-9A ER, 3M USD LIBOR + 8.060% — 13.320% 10/15/2033(e)(f)	5,186,000	4,655,706
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170% — 13.420% 7/20/2033(e)(f)	814,000	722,546
Ivy Hill Middle Market Credit Fund XVIII Ltd. 18A E, 3M USD LIBOR + 7.750% — 13.023% 4/22/2033(e)(f)	3,464,000	3,056,360
Ivy Hill Middle Market Credit Fund XX Ltd. 20A E, 3M TSFR + 10.000% — 15.232% 4/15/2035(e)(f)	2,380,000	2,285,466
Parliament CLO II Ltd. 2021-2A D, 3M USD LIBOR + 3.700% — 9.079% 8/20/2032(e)(f)	1,854,000	1,692,281
TCP Waterman CLO LLC 2017-1A ER, 3M USD LIBOR + 8.160% — 13.539% 8/20/2033(e)(f)	1,571,000	1,412,067
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.410% — 13.670% 4/15/2031(e)(f)	4,421,000	4,201,325
		$26,814,804
EQUIPMENT — 0.8%
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(e)	$2,880,160	$2,444,456
Prosper Marketplace Issuance Trust 2017-1A — 5.300% 3/15/2042(d)	447,155	391,260
		$2,835,716
OTHER — 5.7%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(e)	$350,000	$325,985
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(e)	3,536,000	3,277,787
ABPCI Direct Lending Fund ABS II LLC 2022-2A C — 8.237% 3/1/2032(e)	3,387,000	2,844,789
Cologix Data Centers US Issuer LLC 2021-1A C — 5.990% 12/26/2051(e)	1,765,000	1,445,339
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(e)	384,000	333,941
Diamond Issuer 2021-1A C — 3.787% 11/20/2051(e)	1,000,000	797,304
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(e)	88,463	82,109

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Elm Trust 2020-4A B — 3.866% 10/20/2029(e)	$1,123,287	$962,020
Elm Trust 2020-3A B — 4.481% 8/20/2029(e)	220,262	192,590
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(e)	1,444,000	1,310,284
Golub Capital Partners ABS Funding Ltd. 2021-2A B — 3.994% 10/19/2029(e)	3,377,000	2,897,963
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(e)	1,620,000	1,471,472
Hotwire Funding LLC 2021-1 C — 4.459% 11/20/2051(e)	750,000	623,817
Legal Fee Funding LLC 2006-1A A — 8.000% 7/20/2036(d)(e)	20,259	20,259
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(e)	872,000	816,310
TVEST LLC 2020-A A — 4.500% 7/15/2032(e)	30,835	30,554
VCP RRL ABS I Ltd. 2021-1A B — 2.848% 10/20/2031(e)	1,041,232	938,470
VCP RRL ABS I Ltd. 2021-1A C — 5.425% 10/20/2031(e)	2,193,312	1,956,994
		$20,327,987
TOTAL ASSET-BACKED SECURITIES — 14.1% (Cost $54,959,811)		$49,978,507
CORPORATE BONDS & NOTES
COMMUNICATIONS — 1.0%
Consolidated Communications, Inc. — 6.500% 10/1/2028(e)	$1,272,000	$1,001,700
Frontier Communications Holdings LLC — 5.875% 10/15/2027(e)	453,000	413,363
Upwork, Inc. — 0.250% 8/15/2026	2,500,000	2,024,716
		$3,439,779
CONSUMER, CYCLICAL — 0.8%
Air Canada Pass-Through Trust 2020-1 C — 10.500% 7/15/2026(e)	$2,643,000	$2,834,618
CONSUMER, NON-CYCLICAL — 0.7%
Cimpress PLC — 7.000% 6/15/2026	$381,000	$344,805
Heartland Dental LLC/Heartland Dental Finance Corp. — 10.500% 4/30/2028(e)	1,392,000	1,383,300
Herbalife Nutrition Ltd./HLF Financing, Inc. — 7.875% 9/1/2025(e)	869,000	782,100
		$2,510,205
ENERGY — 3.6%
Gulfport Energy Corp. — 6.000% 10/15/2024	$337,000	$212
Gulfport Energy Corp. — 6.625% 5/1/2023	171,000	108
Gulfport Energy Corp. — 6.375% 5/15/2025	162,000	102
Gulfport Energy Corp. — 6.375% 1/15/2026	169,000	106
Gulfport Energy Corp. — 8.000% 5/17/2026	10,975	11,027
Tidewater, Inc. — 8.500% 11/16/2026	9,600,000	9,852,000
Tidewater, Inc. — 10.375% 7/3/2028(e)	3,000,000	2,992,500
		$12,856,055
FINANCIAL — 2.5%
Charles Schwab Corp., 5 year CMT + 3.168% — 4.000% 6/1/2026(f)	$549,000	$444,690
Charles Schwab Corp., 3M USD LIBOR + 2.575% — 5.000% 12/1/2027(f)	75,000	56,906
Midcap Financial Issuer Trust — 6.500% 5/1/2028(e)	3,466,000	3,083,700
OWL Rock Core Income Corp. — 4.700% 2/8/2027	1,970,000	1,781,671
OWL Rock Core Income Corp. — 7.750% 9/16/2027(e)	2,243,000	2,229,124
Vornado Realty LP (Private Credit) — 3.500% 1/15/2025	1,000,000	941,530
Vornado Realty LP (Private Credit) — 2.150% 6/1/2026	250,000	211,750
		$8,749,371
TECHNOLOGY — 1.0%
Hlend Senior Notes — 8.170% 3/15/2028(b)(c)(d)	$3,500,000	$3,500,000
TOTAL CORPORATE BONDS & NOTES — 9.6% (Cost $34,265,959)		$33,890,028

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
CORPORATE BANK DEBT
ABG Intermediate Holdings 2 LLC, 1M SOFR + 0.100% — 11.202% 12/20/2029(b)(f)(g)	$1,226,000	$1,134,050
Asurion LLC, 3M USD LIBOR + 3.000% — 8.538% 11/3/2024(b)(f)(g)	1,567,247	1,563,329
Axiom Global, Inc., 1M SOFR + 4.750% — 9.941% 10/1/2026(b)(f)(g)	1,731,160	1,657,586
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027(b)(f)(g)(h)	150,205	144,196
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027(b)(f)(g)	2,170,350	2,083,536
Centric Commercial Finance Ltd., 3M SOFR + 6.000% — 11.277% 9/30/26(b)(c)(d)(f)(g)(h)	43,000	1,791,667
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 8.693% 5/17/2028(b)(f)(g)	988,820	961,627
Cornerstone OnDemand, Inc., 3M SOFR + 3.750% — 9.254% 10/16/2028(b)(f)(g)	73,442	67,598
Element Commercial Funding LP (Private Credit), 1M SOFR + 5.750% — 10.731% 9/15/24(b)(c)(d)(f)(h)	23,600	2,094,500
Emerald Topco, Inc., 1M SOFR + 3.500% — 8.717% 7/24/2026(b)(f)(g)	1,150,102	1,115,955
Farfetch U.S. Holdings, Inc., 3M SOFR + 6.250% — 11.299% 10/20/2027(b)(f)(g)	2,411,880	2,267,167
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 9.000% 5/1/2028(b)(f)(g)	1,240,448	1,197,962
Heartland Dental LLC, 1M SOFR + 5.000% — 10.102% 4/30/2028(b)(f)(g)	400,000	385,752
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% — 9.500% 6/23/2023(b)(f)(g)	471,317	47
Lealand Finance Company B.V. Super Senior Exit LC — 5.250% 6/30/2024(b)(c)(f)(g)(h)	7,365,000	(1,546,650)
Light Commercial Funding LP (Private Credit), 1M SOFR + 6.000% — 11.153% 10/31/26(b)(c)(d)(f)(g)(h)	14,800	1,286,778
McDermott International, Inc. — 4.000% 12/31/2025(b)(c)(d)(f)(g)(h)	302,560	342,354
McDermott Senior Exit LC — 3.000% 6/30/2024(b)(f)(g)(h)	655,670	(295,051)
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 6.154% 6/30/2025(b)(f)(g)	1,237,250	618,625
McDermott Technology Americas, Inc., 1M SOFR + 3.000% — 8.217% 6/28/2024(b)(f)(g)	141,927	99,349
Polaris Newco, LLC Term Loan B, 3M USD LIBOR + 4.000% — 9.538% 6/2/2028(b)(f)(g)	1,145,595	1,046,501
Project Myrtle, 1M SOFR + 3.179% — 7.500% 6/15/2025(b)(c)(d)(f)(g)(h)	3,000,000	793,334
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 9.642% 9/22/2025(b)(f)(g)	1,934,177	1,619,873
Vision Solutions, Inc., 3M USD LIBOR + 4.000% — 9.255% 4/24/2028(b)(f)(g)	73,439	69,446
WH Borrower LLC, Term Loan B, 3M SOFR + 5.500% — 10.486% 2/15/2027(b)(f)(g)	1,155,330	1,132,223
Windstream Services LLC, 1M SOFR + 0.100% — 11.452% 9/21/2027(b)(f)(g)	253,078	234,729
TOTAL CORPORATE BANK DEBT — 6.2% (Cost $25,865,494)		$21,866,483
CONVERTIBLE BONDS
COMMUNICATIONS — 2.8%
Delivery Hero SE (Germany) — 1.000% 4/30/2026	$3,500,000	$3,067,644
Delivery Hero SE (Germany) — 1.000% 1/23/2027	500,000	421,410
RealReal, Inc. — 3.000% 6/15/2025	2,000,000	1,360,000
Wayfair, Inc. — 0.625% 10/1/2025	5,078,000	4,321,851
Wayfair, Inc. — 1.000% 8/15/2026	122,000	100,353
Zillow Group, Inc. — 1.375% 9/1/2026	350,000	440,125
Zillow Group, Inc. — 2.750% 5/15/2025	48,000	50,352
TOTAL CONVERTIBLE BONDS — 2.8% (Cost $9,798,039)		$9,761,735
TOTAL BONDS & DEBENTURES — 33.0% (Cost $126,199,948)		$116,719,320
TOTAL INVESTMENT SECURITIES — 89.9% (Cost $281,048,897)		$317,550,836

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

SHORT-TERM INVESTMENTS — 10.4%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 1.52% 7/3/2023 (Dated 06/30/2023, repurchase price of $36,808,662, collateralized by $41,714,100 principal amount U.S. Treasury Notes — 0.500% 2026, fair value $37,540,140)(i)	$36,804,000	$36,804,000
TOTAL SHORT-TERM INVESTMENTS (Cost $36,804,000)		$36,804,000
TOTAL INVESTMENTS — 100.3% (Cost $317,852,897)		$354,354,836
Other Assets and Liabilities, net — (0.3)%		(1,215,949)
NET ASSETS — 100.0%		$353,138,887

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 20.65% of total net assets at June 30, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 15.76% of total net assets at June 30, 2023.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Variable/Floating Rate Security—The rate shown is based on the latest available information as of June 30, 2023. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  For corporate bank debt, the rate shown represents a weighted average interest rate if a high-low range of interest rates is listed.

(h)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(i)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

(j)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(k)  Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 of the Notes to Financial Statements for respective investment categories, unfunded commitments and redemptive restrictions.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2023
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M SOFR + 0.100% — 11.203% 12/20/2029	01/05/2023	$1,134,567	$1,134,050	0.32%
Altegrity, Inc.	09/01/2021	—	331,373	0.09%
Asurion LLC, 3M USD LIBOR + 3.000% — 8.538% 11/3/2024	01/06/2021, 03/01/2021, 03/02/2021, 05/21/2021, 07/14/2021	1,566,654	1,563,329	0.44%
Axiom Global, Inc., 1M SOFR + 4.750% — 9.941% 10/1/2026	11/18/2021, 11/19/2021	1,719,209	1,657,586	0.47%
Blue Torch Credit Opportunities Fund II LP (Private Credit)	02/16/2021	3,816,396	4,500,509	1.27%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027	11/12/2020	149,735	144,196	0.04%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027	11/12/2020	2,156,764	2,083,536	0.59%
Centric Commercial Finance Ltd., 3M SOFR + 6.000% — 11.277% 9/30/26	10/03/2022	1,761,567	1,791,667	0.51%
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 8.693% 5/17/2028	04/30/2021	981,905	961,627	0.27%
Clover Private Credit Opportunities LP (Private Credit)	12/31/2021	4,321,090	4,361,677	1.24%
Copper Earn Out Trust	12/08/2020	—	7,493	0.00%
Copper Property CTL Pass Through Trust	10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018, 06/08/2020, 07/10/2020	528,672	168,609	0.05%
Cornerstone OnDemand, Inc., 3M SOFR + 3.750% — 9.254% 10/16/2028	12/07/2022	66,381	67,598	0.02%
Element Commercial Funding LP (Private Credit), 1M SOFR + 5.750% — 10.731% 9/15/24	04/14/2023	2,094,500	2,094,500	0.59%
Emerald Topco, Inc., 1M SOFR + 3.500% — 8.717% 7/24/2026	09/20/2021	1,144,998	1,115,955	0.32%
Epic Games, Inc.	06/25/2020	2,499,525	1,278,018	0.36%
Farfetch U.S. Holdings, Inc., 3M SOFR + 6.250% — 11.299% 10/20/2027	09/27/2022, 09/28/2022	2,276,841	2,267,167	0.64%
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 9.000% 5/1/2028	04/09/2021	1,231,752	1,197,962	0.34%
Heartland Dental LLC — 10.102% 4/30/2028	06/10/2021, 08/02/2021, 08/03/2021, 08/12/2021, 12/02/2021	397,835	385,752	0.11%
HIG WhiteHorse Direct Lending Fund 2020 LP (Private Credit)	07/30/2021	3,732,423	3,680,182	1.04%
Hlend Senior Notes — 8.170% 3/15/2028	02/16/2023	3,500,000	3,500,000	0.99%
JC Penney Corp., Inc., 3M USD LIBOR + 9.500% — 9.000% 6/23/2023	02/03/2021	—	47	0.00%
Lealand Finance Company B.V. Super Senior Exit LC — 5.250% 6/30/2024	02/28/2020, 12/14/2020	(16,768)	(1,546,650)	(0.44)%
Light Commercial Funding LP (Private Credit), 1M SOFR + 6.000% — 11.153% 10/31/26	02/28/2023	1,291,300	1,286,778	0.36%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2023
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott International, Inc.	12/31/2020	$—	$243,902	0.07%
McDermott International, Inc. — 5.177% 12/31/2025	07/01/2020, 03/04/2021, 12/31/2021, 05/31/2022, 06/30/2022, 07/31/2022, 08/31/2022, 09/30/2022, 01/31/2022, 02/28/2022, 03/31/2022, 04/29/2022	927,842	342,354	0.10%
McDermott Senior Exit LC — 3.000% 6/30/2024	07/01/2020	(265,664)	(295,051)	(0.08)%
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 6.154% 6/30/2025	12/31/2021, 01/31/2022, 02/28/2022, 03/31/2022, 04/29/2022, 05/31/2022, 06/30/2022, 07/31/2022, 08/31/2022, 09/30/2022, 10/31/2022, 11/30/2022, 12/30/2022	1,984,849	618,625	0.18%
McDermott Technology Americas, Inc., 1M SOFR + 3.000% — 8.217% 6/28/2024	07/27/2020, 01/01/2022, 02/01/2022	141,925	99,349	0.03%
Metro Partners Fund V II LP (Private Credit)	05/13/2021	7,408,141	8,380,322	2.37%
MSD Private Credit Opportunity Fund II LP (Private Credit)	03/08/2021	4,416,764	5,040,499	1.43%
MSD Real Estate Credit Opportunities Fund (Private Credit)	06/11/2020	1,425,662	1,806,821	0.51%
Nebari Natural Resources Credit Fund I LP (Private Credit)	08/18/2020, 10/05/2020	5,480,357	4,961,879	1.40%
PHI Group, Inc. Restricted	08/19/2019	690,707	1,013,424	0.29%
Piney Lake Opportunities Fund LP (Private Credit)	06/30/2021	2,676,101	3,162,120	0.90%
Polaris Newco, LLC Term Loan B, 3M USD LIBOR + 4.000% — 9.538% 6/2/2028	06/03/2021, 07/30/2021	1,142,926	1,046,501	0.30%
Post Road Special Opportunity Fund II LP (Private Credit)	01/26/2021	1,549,574	1,670,228	0.47%
Project Myrtle — 7.500% 6/15/2025	12/21/2022	769,620	793,334	0.22%
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 9.642% 9/22/2025	04/13/2020	1,760,305	1,619,873	0.46%
Silverpeak Credit Opportunities LP (Private Credit)	06/07/2021	1,321,940	1,993,575	0.56%
Silverpeak Special Situations (Private Credit)	06/07/2021, 10/05/2021	4,304,378	4,868,818	1.38%
Vision Solutions, Inc., 3M USD LIBOR + 4.000% — 9.255% 4/24/2028	12/07/2022	61,478	69,446	0.02%
WH Borrower LLC, Term Loan B, 3M SOFR + 5.500% — 10.486% 2/15/2027	02/10/2022, 04/12/2022	1,138,023	1,132,223	0.32%
Windstream Holdings, Inc. 9/21/2055	11/16/2020	316,230	92,808	0.03%
Windstream Services LLC, 1M SOFR + 0.100% — 11.452% 9/21/2027	08/11/2020	246,950	234,729	0.07%
TOTAL RESTRICTED SECURITIES		$73,853,454	$72,928,740	20.65%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023

(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $281,048,897)	$317,550,836
Short-term investments — at amortized cost repurchase agreement	36,804,000
Cash	47,409
Receivable for:
Dividends and interest	2,134,926
Investment securities sold	2,054,056
Due from broker — OTC derivatives collateral	405,638
Prepaid expenses and other assets	6,458
Total assets	359,003,323
LIABILITIES
Payable for:
Investment securities purchased	5,303,424
Advisory fees	199,739
Capital Stock repurchased	56,433
Accrued expenses and other liabilities	304,840
Other commitments and contingencies — Note 9
Total liabilities	5,864,436
NET ASSETS	$353,138,887
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,249,292 shares	$8,249,292
Additional Paid-in Capital	306,435,452
Distributable earnings	38,454,143
NET ASSETS	$353,138,887
NET ASSET VALUE
Common Stock net asset value per share	$42.81
Common Stock market price per share	$38.32

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2023

(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $96,031)	$2,045,848
Interest	6,703,806
Other income	2,247
Total investment income	8,751,901
EXPENSES
Advisory fees	1,195,627
Transfer agent fees and expenses	103,621
Reports to shareholders	84,203
Legal fees	74,177
Delaware tax expense	63,333
Director fees and expenses	50,531
Audit and tax services fees	30,555
Custodian fees	27,073
Filing fees	12,397
Administrator fees	7,098
Other professional fees	6,461
Other	6,072
Total expenses	1,661,148
Net investment income	7,090,753
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,309,239
Investments in foreign currency transactions	64,741
Net change in unrealized appreciation (depreciation) of:
Investments	19,748,445
Translation of foreign currency denominated amounts	(96,327)
Net realized and unrealized gain	23,026,098
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,116,851

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2023 (Unaudited)	Year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,090,753	$9,657,891
Net realized gain	3,373,980	3,499,635
Net change in unrealized appreciation (depreciation)	19,652,118	(40,244,428)
Net increase (decrease) in net assets resulting from operations	30,116,851	(27,086,902)
Distributions to shareholders	(9,388,957)	(18,539,669)
Capital Stock transactions:
Cost of Capital Stock repurchased	(2,421,505)	(2,336,140)
Net decrease from Capital Stock transactions	(2,421,505)	(2,336,140)
Total change in net assets	18,306,389	(47,962,711)
NET ASSETS
Beginning of period	334,832,498	382,795,209
End of period	$353,138,887	$334,832,498
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(64,439)	(62,148)
Change in Capital Stock outstanding	(64,439)	(62,148)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each period

	Six months ended June 30, 2023		Year ended December 31
	(Unaudited)		2022	2021	2020	2019	2018
Per share operating performance:
Net asset value at beginning of period	$40.27		$45.70	$45.35	$44.44	$37.66	$45.06
Income from investment operations:
Net investment income(a)	$0.86		$1.16	$0.99	$0.70	$0.72	$0.55
Net realized and unrealized gain (loss) on investment securities	2.78		(4.40)	3.94	1.82	7.02	(3.79)
Total from investment operations	$3.64		$(3.24)	$4.93	$2.52	$7.74	$(3.24)
Distributions to Common shareholders:
Dividends from net investment income	$(1.13)		$(1.06)	$(2.02)	$(1.00)	$(1.00)	$(4.20)
Distributions from net realized capital gains	—		(1.16)	(2.59)	(0.64)	—	—
Total distributions	$(1.13)		$(2.22)	$(4.61)	$(1.64)	$(1.00)	$(4.20)
Capital stock repurchased	$0.03		$0.03	$0.03	$0.03	$0.04	$0.04
Net asset value at end of period	$42.81		$40.27	$45.70	$45.35	$44.44	$37.66
Per share market value at end of period	$38.32		$38.66	$43.21	$39.91	$38.69	$32.55
Total investment return(b)	2.04%		(5.28)%	19.95%	7.79%	22.11%	(7.69)%
Net asset value total return(c)	9.23%		(7.09)%	11.16%	5.98%	20.89%	(10.30)%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$353,139		$334,832	$382,795	$381,948	$376,706	$321,870
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.97	%(d)	0.99%	0.91%	1.04%	1.00%	0.91%
Net investment income	4.14	%(d)	2.76%	2.05%	1.69%	1.71%	1.23%
Portfolio turnover rate	14	%(d)	18%	47%	57%	29%	59%

(a)  Per share amount is based on average shares outstanding.

(b)  Based on market value per share, adjusted for reinvestment of distributions.

(c)  Based on net asset value per share, adjusted for reinvestment of distributions.

(d)  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2023
(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2024. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2023. Effective February 14, 2022, the Board reinstated the repurchase program through June 30, 2023. During the period ended June 30, 2023, the Fund repurchased 66,339 of its outstanding shares at a weighted-average discount of 9.99% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2022. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2023, the Fund paid aggregate fees and expenses of $50,531 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5—Purchases and Sale

Cost of purchases of investment securities (excluding short-term investments) aggregated $21,732,971 for the period ended June 30, 2023. The proceeds and cost of securities sold resulting in net realized gains of $3,309,238 aggregated $27,829,350, and $24,520,112, respectively, for the period ended June 30, 2023.

NOTE 6—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2023 was $281,863,508 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2023, for federal income tax purposes was $55,063,210 and $19,375,882 respectively resulting in net unrealized appreciation of $35,687,328.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

As of and during the period ended June 30, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 7—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships. For each class of investment that includes investments that can never be redeemed with the investees, but the reporting entity receives distributions through the liquidation of the underlying assets of the investees, the period of time over which the underlying assets are expected to be liquidated by the investees if the investee has communicated the timing to the reporting entity or announced the timing publicly. If the timing is unknown, the reporting entity shall disclose that fact.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2023 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3		Total
Common Stocks
Semiconductor Devices	$17,167,705	—	—	—	$17,167,705
Internet Media	14,204,462	—	—	—	14,204,462
Industrial Distribution & Rental	13,460,122	—	—	—	13,460,122
Cable & Satellite	11,156,155	—	—	—	11,156,155
Cement & Aggregates	10,954,722	—	—	—	10,954,722
Electrical Components	8,028,365	—	—	—	8,028,365
Application Software	6,482,986	—	$1,278,018	—	7,761,004
P&C Insurance	7,438,771	—	—	—	7,438,771
Insurance Brokers	5,874,959	—	—	—	5,874,959

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

Investments	Level 1	Level 2	Level 3		Total
Diversified Banks	$5,842,806	—	—	—	$5,842,806
Chemicals	5,347,891	—	—	—	5,347,891
Banks	5,143,367	—	—	—	5,143,367
Investment Companies	4,725,248	—	—	—	4,725,248
Base Metals	4,451,735	—	—	—	4,451,735
Beverages	3,934,775	—	—	—	3,934,775
Food Services	3,881,828	—	—	—	3,881,828
E-Commerce Discretionary	3,254,730	—	—	—	3,254,730
Apparel, Footwear & Accessory Design	2,978,104	—	—	—	2,978,104
Integrated Utilities	2,933,505	—	—	—	2,933,505
Midstream—Oil & Gas	2,756,750	—	—	—	2,756,750
Hotels, Restaurants & Leisure	2,517,655	—	—	—	2,517,655
Railroad Rolling Stock	2,448,492	—	—	—	2,448,492
Automotive Retailers	1,954,228	—	—	—	1,954,228
Commercial & Residential Building Equipment & Systems	1,714,271	—	—	—	1,714,271
Entertainment Content	1,143,072	—	—	—	1,143,072
Industrials	1,069,321	—	—	—	1,069,321
Energy	—	—	$1,013,424	—	1,013,424
Real Estate Owners & Developers	952,899	—	—	—	952,899
Health Care Services	902,221	—	—	—	902,221
Oil & Gas Services & Equipment	290,113	—	—	—	290,113
Retailing	—	$168,609	7,493	—	176,102
Special Purpose Acquisition Companies	112,493	36,544	—	—	149,037
Limited Partnerships	—	—	—	$44,426,630	44,426,630
Preferred Stocks
Engineering Services	—	—	243,902	—	243,902
Energy	—	—	12,810	—	12,810
Closed End Fund	—	—	331,373	—	331,373
Warrants
Energy	96,154	—	—	—	96,154
Midstream—Oil & Gas	—	—	92,808	—	92,808
Commercial Mortgage-Backed Securities
Non-Agency	—	1,222,567	—	—	1,222,567
Asset-Backed Securities
Collateralized Loan Obligation	—	26,814,804	—	—	26,814,804
Equipment	—	2,444,456	391,260	—	2,835,716
Other	—	20,307,728	20,259	—	20,327,987
Corporate Bonds & Notes	—	30,390,028	3,500,000	—	33,890,028
Corporate Bank Debt	—	15,557,850	6,308,633	—	21,866,483
Convertible Bonds	—	9,761,735	—	—	9,761,735
Short-Term Investment	—	36,804,000	—	—	36,804,000
	$153,219,905	$143,508,321	$13,199,980	$44,426,630	$354,354,836

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2023:

Investments	Beginning Value at December 31, 2022	Net Realized and Unrealized Gains (Losses)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2023	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2023
Common Stocks	$2,553,930	$(86,386)	—	—	$(168,609)	$2,298,935	$(42,226)
Special Purpose Acquisition Companies	784,380	14,711	—	$(799,091)	—	—	—
Preferred Stocks	437,151	(180,369)	—	(70)	—	256,712	(179,475)
Closed End Fund	526,214	38,399	—	(233,240)	—	331,373	(194,841)
Warrants
Midstream—Oil & Gas	103,120	(10,312)	—	—	—	92,808	(10,312)
Asset-Backed Securities Equipment	376,170	21,153	—	(6,063)	—	391,260	21,146
Asset-Backed Securities Other	99,484	—	—	(79,225)	—	20,259	3,157
Corporate Bonds & Notes	—	—	$3,500,000	—	—	3,500,000	—
Corporate Bank Debt	4,504,009	(4,521)	3,840,000	(2,030,855)	—	6,308,633	(10,449)
	$9,384,458	$(207,325)	$7,340,000	$(3,148,544)	$(168,609)	$13,199,980	$(413,000)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $168,609 out of Level 3 into Level 2. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2023:

Financial Assets	Fair Value at June 30, 2023	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Common Stock	$1,278,018	Most Recent Capitalization (Funding)(d)	Market Discount	$294.00	70%
	$1,013,424	Pricing Model (c)	Last Reported Trade	$12.00	$12.00
	$7,493	Third-Party Broker Quote(b)	Quotes/Prices	$3.50	$3.50
Preferred Stock	$256,712	Third-Party Broker Quote(b)	Quotes/Prices	$343.00-$610.00	$356.32
Closed-End Fund	$331,373	Pricing Model (c)	Last Reported Trade	$2.33	$2.33
Rights/Warrants— Midstream Oil & Gas	$92,808	Third-Party Broker Quote(b)	Quotes/Prices	$9.00	$9.00
Asset-Backed Securities— Equipment	$391,260	Third-Party Broker Quote(b)	Quotes/Prices	$87.50	$87.50
Asset-Backed Securities— Other	$20,259	Third-Party Broker Quote(b)	Quotes/Prices	$100.00	$100.00
Corporate Bonds & Notes—Technology	$3,500,000	Pricing Model(a)	Cost	$100.00	$100.00

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

Financial Assets	Fair Value at June 30, 2023	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Corporate Bank Debt	$342,354	Third-Party Broker Quote(b)	Quotes/Prices	$55.00	$55.00
	$5,966,279	Pricing Model(a)	Cost	$96.94-$100.00	$98.90

(a)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(b)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(c)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(d)  The fair value of the investment is based on capital funding terms and discounted based on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 8—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2023, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank and Trust Company:
Repurchase Agreements	$36,804,000	$(36,804,000	)(b)	—	—

(a)  Represents the net amount receivable from the counterparty in the event of default.

(b)  Collateral with a value of $37,540,140 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9—Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2023, the Fund was liable for unfunded commitments of $13,340,255.

As of June 30, 2023 the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $10,527,040. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023
(Unaudited)

NOTE 10—Subsequent Events

The Advisor proposed, and the Directors approved, Mutual Fund Administration, LLC ("MFAC") and UMB Fund Services, Inc. ("UMB") to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending December, 2023, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 20, 2023, the Fund's shareholders re-elected Directors Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Directors, John P. Zader and Maureen Quill. Simultaneously, Directors Alfred E. Osborne and Mark L. Lipson retired effective that same date. Shareholders also approved and adopted the Agreement and Plan of Merger by and between the Fund and Source Sub, Inc. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

	Total Shares Voted For:	Total Shares Withheld:
Sandra Brown	6,028,772	302,085
Robert F. Goldrich	5,965,462	365,514
John P. Zader	5,992,133	338,843
J. Richard Atwood	5,981,737	349,239
Maureen Quill	5,891,132	739,844

Approval and adoption of the Agreement and Plan of Merger by and between the Company and its subsidiary, Source Sub, Inc.

Total Shares Voted For	Total Shares Voted Against	Total Shares Abstained
4,187,562	196,903	149,851

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P. Zader, 1962	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)
"Interested" Director
J. Richard Atwood,(2) 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Director	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. other than Mr. Zader and Ms. Quill. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services LLC.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President—Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not required for this filing.

(a)(2)	Not required for this filing.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)	There have been no changes to any of the registrant's portfolio managers since last reported in the registrant's Annual Report dated December 31, 2022 and as filed in the Amended Form N-CSR on June 15, 2023 (SEC Accession No. 0001104659-23-071556).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors extended the stock repurchase program at a Meeting of the Board of Directors on December 19, 2022 to repurchase up to 10% of the registrant’s outstanding common stock in any one calendar year through December 31, 2023.  During the period ended June 30, 2023, the registrant repurchased 66,339 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/23 - 1/31/23	2,601	$38.73	2,601	828,772
2/1/23 – 2/28/23	11,794	$38.63	11,794	816,978
3/1/23 – 3/31/23	20,306	$36.95	20,306	796,672
4/1/23 - 4/30/23	9,337	$36.57	9,337	787,335
5/1/23 – 5/31/23	10,812	$37.08	10,812	776,523
6/1/23 – 6/30/23	11,489	$38.02	11,489	765,034

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date:	September 8, 2023